UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 23, 2003

SOHU.COM INC.

(Exact name of registrant as specified in its charter)

Delaware	0-30961	98-0204667
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

7 Jianguomen Nei Avenue

Bright China Chang An Building

Tower 2, Room 1519

Beijing 100005

People’s Republic of China

(011) 8610-6510-2160

(Address, including zip code, of registrant’s principal executive offices and registrant’s telephone number, including area code)

Item 7.    Financial Statements and Exhibits

(a)	Exhibits.

99.1	Press Release dated April 23, 2003.

Item 12.    Results of Operations and Financial Condition.

On April 23, 2003, the registrant announced its earnings results for the quarter ended March 31, 2003. A copy of the press release issued by the registrant regarding the foregoing is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

In addition, on April 23, 2003, the registrant’s management team hosted a conference call to discuss the earnings press release. On this conference call, it was disclosed that:

•	The registrant will build and operate Yao Ming’s official Chinese language Web site, and will launch the Web site when Yao Ming returns to China to play for the Chinese National Basketball Team; and that Yao Ming will act as a spokesperson for the registrant under their agreement;

•	Two-thirds of the registrant’s e-subscriptions revenue in the first quarter of 2003 was derived from monthly subscriptions;

•	The registrant launched the open beta testing for Knight Online, a 3D game licensed from a Korean company in February 2003, and has achieved peak concurrent users in excess of 20,000;

•	The registrant plans to commercially launch Knight Online in the latter part of the second quarter of 2003 and expects this product to contribute to the registrant’s revenues in the second half of 2003;

•	The registrant expects operating expenses to increase in the second quarter of 2003 by ten to 20 percent as the registrant prepares for the commercial launch of its online game and continues to invest in product development;

•	The registrant has a tax loss carry-forward of $17 million. Once the tax losses are utilised, as a Delaware company it will be subject to income tax at a maximum rate of 34%.

•	Capital expenditures for the first quarter of 2003 were $950,000, and the registrant expects capital expenditures for the remainder of 2003 to be $1 million per quarter; and

•	Depreciation was $1.2 million in the first quarter of 2003.

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Safe Harbor Statement

This current report on 8-K contains forward-looking statements. Statements that are not historical facts, including statements about our beliefs and expectations, are forward-looking statements. These statements are based on current plans, estimates and projections, and therefore you should not place undue reliance on them.

Forward-looking statements involve inherent risks and uncertainties. We caution you that a number of important factors could cause actual results to differ materially from those contained in any forward-looking statement and reference should be made to our other filings with the Securities and Exchange Commission. Actual results may differ materially from the results predicted and reported results should not be considered as an indication of future performance.

A potential risk is the possible impact of SARS (Severe Acute Respiratory Syndrome) on our business operations and financial results. Recently there have been a number of SARS cases in China where the company derives all of its revenues and in Beijing where the company has most of its employees. Possible risks associated with SARS include a reduction in advertising revenue because advertisers may cancel existing contracts or defer future advertising expenditures, a reduction of non-advertising revenue because consumers’ use of our e-subscriptions and e-commerce services is restricted, and our business operations could be severely disrupted if our suppliers or we are required to temporarily close our offices pursuant to health or other government regulations. With the health of our employees being the highest priority we have recently taken precautionary protection measures which include but are not limited to restricting travel and having most of our Beijing head office employees work from their homes. In the near term, we believe that most of our business operations can run smoothly on this basis. Based on current conditions, we believe that our non-advertising revenue should not be significantly impacted because our services help people to access information and provide entertainment. The SARS situation may have greater impact on our advertising revenue as some advertisers in the areas of education and travel have recently deferred their advertising campaigns or requested that their advertising contracts be cancelled. The short-term impact of SARS maybe mitigated in that during the first quarter of 2003 we booked record advertising orders and backlog. The situation with SARS could deteriorate or improve in a very short time.

Other potential risks and uncertainties include, but are not limited to our historical and future losses, limited operating history, uncertain regulatory landscape in the People’s Republic of China, general economic conditions, competitors’ actions, fluctuations in quarterly operating results, and the company’s reliance on online advertising sales, e-commerce and e-subscriptions for its revenues. Most of our e-subscriptions revenues are collected from our subscribers through two Chinese mobile telecom operators. Our e-subscriptions revenues could significantly fluctuate or decrease due to pricing changes from the mobile telecom operators or changes in their policies, increases in billing failure rates, technology failures and the actions of our competitors. Further information regarding these and other risks is included in our prospectus, 10-K, 10-Q and in our other filings with the Securities and Exchange Commission.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOHU.COM INC.

DATED: April 29, 2003

By:	/s/ Derek Palaschuk

Derek Palaschuk

Senior Vice President and Chief Financial Officer

4

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated April 23, 2003

5

Exhibit 99.1

SOHU.COM REPORTS FIRST QUARTER 2003 FINANCIAL RESULTS

First Quarter Net Income of 12 Cents Per Share and Revenue Growth of 218%

BEIJING, CHINA, April 24, 2003—SOHU.COM Inc. (Nasdaq: SOHU), China’s leading online media, communications, commerce and mobile value-added services company, today reported results for the first quarter ended March 31, 2003.

Business Highlights

Highlights for the first quarter 2003:

•	US GAAP net income of US$4.6 million, or US$0.12 per diluted share was a US$6.8 million improvement from the Q1 2002 net loss of US$2.2 million or US$0.06 per diluted share

•	Revenues rise 218% year-on-year to US$14.4 million

•	11th consecutive quarter of double-digit quarterly sequential revenue growth

•	Advertising revenues rise 78% year-on-year to US$4.5 million, with positive outlook for 2003 China online marketing spend

•	Non-advertising revenues jump 392% year-on-year to US$9.9 million through sustained conversion of SOHU’s user base into consumers

•	Gross margins reach record high of 64%

•	Operating profit margins of 30% in Q1 2003 demonstrate scalability of the business model

“In the first quarter of 2003 we achieved a stronger than expected performance in both our consumer business and online advertising, underscoring how SOHU increasingly is taking center stage in business and personal life of Chinese people. Our online and wireless services have helped make the Internet a mainstream media and entertainment platform. We believe these stellar results confirm that our business model of diversified revenues on a scalable cost base has resulted in sustainable profitability,” commented Charles Zhang, CEO and Chairman of SOHU.

Business Results

With SOHU’s revenues derived from a mix of advertising and consumer business lines in the first quarter, the Company has realized its goal of building a sustainable and diversified business model based on two solid pillars: a stable home-market corporate advertising base and a large paying user population.

For the first quarter of 2003, SOHU’s advertising revenue totaled US$4.5 million, a 78% year-on-year improvement with Chinese domestic advertising clients accounting for the bulk of advertising revenues. Advertising revenue gross margins of 64% increased substantially from 42% in the same period a year ago.

“We were able to not only grow sales but also book a record high order intake despite Chinese New Year, giving us visibility for continued sequential growth in advertising this year. Our record sales and order intake were driven by intensifying competition in widening sectors of the Chinese economy and an increasing number of domestic companies using SOHU to reach the much sought-after market segment of young, urban consumers,” Victor Koo, COO of SOHU, explained.

“We are particularly pleased to note that our long-standing Number One search engine ranking in China is paying us dividends, as more than 30,000 small and medium enterprises have turned to us, the market leader in Search and Directory, for paid listings and classified advertising. During the first quarter we have become the first Internet portal to launch bidding listing services in China,” Jianjun Wang, Vice President of SOHU.net, remarked.

For the first quarter of 2003, SOHU’s non-advertising revenues grew 392% year-on-year to US$9.9 million, significantly beating company guidance. Non-advertising revenue gross margins reached an all-time high of 63%.

Non-advertising revenues from consumer services, consisting of e-subscriptions (mainly mobile short messaging related services) and e-commerce sales, contributed 69% of total revenues in Q1 2003. Through e-subscriptions and e-commerce SOHU is monetizing its vast user base of over 50 million registered users and leveraging existing products. This organic growth was attributable to SOHU’s product development and branding, which has facilitated the conversion of SOHU’s users into paying consumers, with over 2/3 of e-subscriptions revenue being derived from monthly subscriptions for community, news, email and alumni club services.

“In order to expand our consumer business services, during the first quarter SOHU launched an open beta version of Knight Online, our first 3D online game to be released in China, and we are planning for the commercial release later in the second quarter. We see online games as a natural extension of our consumer business services which leverage our user base, brand and technology,” said Jinmei He, Vice-President of SOHU Online.

Cash flow from operating activities for the first quarter ended March 31, 2003 was US$4.0 million, as compared to US$129,000 in the corresponding period of 2002. At March 31, 2003, SOHU’s cash and marketable debt securities balance was US$47.4 million, an increase of US$3.2 million from the previous quarter’s balance of US$44.2 million.

“Our dedicated local management team, through intelligent spending, continues to prove the scalability of SOHU’s business model having achieved operating profit margins of 30% and more than doubled earnings per share from the previous quarter. While revenues increased by 218% year-on-year, Q1 2003 operating expenses of US$4.8 million went up by only 16% from Q1 2002,” Derek Palaschuk, SOHU’s Chief Financial Officer, commented.

Business Outlook

In 2003, SOHU believes that advertising revenues will continue to grow as both domestic and multinational companies use SOHU to reach the rapidly growing Internet population. We expect that our consumer business will remain the fastest growing area of the business and we estimate that non-advertising revenues for 2003 will account for 70% of total revenues.

SOHU estimates total revenues for Q2 2003 to be between US$14.6 million and US$16.0 million, with advertising revenues of US$4.6 million to US$5.2 million and non-advertising revenues of US$10.0 million to US$10.8 million. Second quarter net income is expected to be $4.6 million to $5.0 million or US$0.12 to US$0.13 per diluted share.

“All our core businesses are growing and our newly developed products, services and business partnerships will bring additional organic growth to both advertising and consumer business. The Internet in China offers great opportunities that SOHU is in a unique position to capitalize on, which is the backdrop for our sustained long-term growth and profitability. I am confident our momentum can be maintained towards our long-term market leadership,” concluded Charles Zhang, CEO and Chairman of SOHU.COM.

Safe Harbor Statement

This company’s announcement contains forward-looking statements. It is currently expected the Business Outlook will not be updated until the release of SOHU’s next quarterly earnings announcement; however, SOHU reserves the right to update its Business Outlook at any time for any reason including but not limited to the possible impact of SARS (Severe Acute Respiratory Syndrome) on the company’s operations. We may also make written or oral forward-looking statements in our periodic reports to the Securities and Exchange commission on forms 10-K, 10-Q, 8-K, etc., in our annual report to shareholders, in our proxy statements, in our offering circulars and prospectuses, in press releases and other written materials and in oral statements made by our officers, directors or employees to third parties. Statements that are not historical facts, including statements about our beliefs and expectations, are forward-looking statements. These statements are based on current plans, estimates and projections, and therefore you should not place undue reliance on them.

Forward-looking statements involve inherent risks and uncertainties. We caution you that a number of important factors could cause actual results to differ materially from those contained in any forward-looking statement and reference should be made to our filings with the Securities and Exchange Commission. Actual results may differ materially from the results predicted and reported results should not be considered as an indication of future performance.

A potential risk is the possible impact of SARS (Severe Acute Respiratory Syndrome) on our business operations and financial results. Recently there have been a number of SARS cases in China where the company derives all of its revenues and in Beijing where the company has most of its employees. Possible risks associated with SARS include a reduction in advertising revenue because advertisers may cancel existing contracts or defer future advertising expenditures, a reduction of non-advertising revenue because consumers’ use of our e-subscriptions and e-commerce services is restricted, our business operations could be severely disrupted if our suppliers or we are required to temporarily close our offices pursuant to health or other government regulations. With the health of our employees being the highest priority we have recently taken precautionary protection measures which include but are not limited to restricting travel and having most of our Beijing head office employees work from their homes. In the near term, we believe that most of our business operations can run smoothly on this basis. Based on current conditions, we believe that our non-advertising revenue should not be significantly impacted because our services help people to access information and provide entertainment. The SARS situation may have greater impact on our advertising revenue as some advertisers in the areas of education and travel have recently deferred their advertising campaigns or requested that their advertising contracts be cancelled. The short-term impact of SARS maybe mitigated in that during the first quarter of 2003 we booked record advertising orders and backlog. The situation with SARS could deteriorate or improve in a very short time and it maybe necessary for us to update our Business Outlook at anytime.

Other potential risks and uncertainties include, but are not limited to SOHU’s historical and future losses, limited operating history, uncertain regulatory landscape in the People’s Republic of China, general economic conditions, competitors actions, fluctuations in quarterly operating results, the company’s reliance on online advertising sales, e-commerce and e-subscriptions for its revenues. Most of SOHU’s e-subscriptions revenues are collected from our subscribers through two Chinese mobile telecom operators. Our e-subscriptions revenues could significantly fluctuate or decrease due to pricing changes from the mobile telecom operators or changes in their policies, increases in billing failure rates, technology failures and the actions of our competitors. Further information regarding these and other risks is included in SOHU’s prospectus, 10K, 10Q and in its other filings with the Securities and Exchange Commission.

Conference Call

SOHU’s management team will host a conference call at 8:30 PM EST, April 23, 2003 (8:30 AM on April 24, 2003 in the Hong Kong/China time zone) following the quarterly results announcement.

Conference call dial-in details: TELEPHONE: from within U.S.A. at (1-630) 395-0029; from Hong Kong at (852) 2258-4002; or from China at 10-800-852-0823 (toll free), PASSCODE: CHINA, LEADER: Caroline Straathof.

Instant replay dial-in numbers (available for 24 hours): TELEPHONE from within U.S.A: (1-402) 220-9615; or from Hong Kong at (852) 2802-5151; PASSCODE: 795882.

The conference call will be available on web cast live and replay at:

http://www.sohu.com/about/English/conference.htm

About SOHU

SOHU.com is one of China’s most recognized and established Internet brands and indispensable to the daily life of millions of Chinese who use the portal for e-mail, alumni club, short messaging services, news, search, browsing and shopping. Apart from continuous product and services development, SOHU.com also concentrates its efforts on making the Internet ubiquitously available, whether in the office, at home or on the road. SOHU.com, established by Dr. Charles Zhang, one of China’s Internet pioneers, is in its seventh year of operation.

For further information:

Caroline Straathof

SOHU Investor Relations and Communications

Tel: +86 10 6510 1379

E-mail: straathof@sohu-inc.com

http://www.sohu.com/about/English/

SOHU.COM INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(UNAUDITED, IN THOUSANDS EXCEPT PER SHARE AMOUNTS)

	Three Months Ended
	Mar. 31, 2003	Dec. 31, 2002	Mar. 31, 2002
Revenues:
Advertising	$4,476	$4,304	$2,511
Non-advertising	9,935	6,260	2,020

Total revenues	14,411	10,564	4,531
Cost of revenues:
Advertising	1,602	1,513	1,463
Non-advertising	3,654	2,562	1,448

Total cost of revenues	5,256	4,075	2,911
Gross profit	9,155	6,489	1,620
Operating expenses:
Product development	1,742	1,549	1,175
Sales and marketing	1,992	2,224	2,015
General and administrative	1,076	1,002	967

Total operating expenses	4,810	4,775	4,157

Operating profit/(loss)	4,345	1,714	(2,537)
Other income/(expense)	(81)	(114)	22
Interest income	327	331	306

Net income/(loss)	4,591	1,931	(2,209)
Basic net income/(loss) per share	$0.13	$0.06	$(0.06)

Shares used in computing basic net income/(loss) per share	34,756	34,709	35,626

Diluted net income/(loss) per share	$0.12	$0.05	$(0.06)

Shares used in computing diluted net income/(loss) per share	39,186	38,196	35,626

Supplemental Financial Data (1)
EBITDA calculation:
Operating profit/(loss)	$4,345	$1,714	$(2,537)
Other income/(expense)	(81)	(114)	22
Depreciation and amortization	1,227	1,197	1,183

EBITDA	$5,491	$2,797	$(1,332)

(1)	In order to fully assess the Company’s financial operating results, management believes that EBITDA (earnings before interest, taxes, depreciation and amortization) are appropriate measures of the operating performance of the Company. However, this supplementary financial data should be considered in addition to, not as a substitute for or superior to, operating income, cash flows, or other measures of financial performance prepared in accordance with generally accepted accounting principles.

SOHU.COM INC.

CONSOLIDATED SUMMARY BALANCE SHEET DATA

(UNAUDITED, IN THOUSANDS)

	Mar. 31, 2003	Dec. 31, 2002
ASSETS
Cash, cash equivalents and investments in marketable debt securities	$47,442	$44,211
Accounts receivable, net	2,898	1,992
Accounts receivable from a related party	4,818	1,962
Prepaid and other current assets	2,428	2,009
Fixed assets, net	5,897	6,012
Loans to related parties and other assets, net	5,648	5,786

	69,131	61,972

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Accounts payable and accrued liabilities	7,207	5,119
Deferred revenues	1,902	1,622

Total current liabilities	9,109	6,741
Shareholders’ equity	60,022	55,231

	$69,131	$61,972